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                                                                Exhibit 1(b)1(h)

                                 AMENDMENT NO. 7

                                THE GATEWAY TRUST
                          SECOND AMENDED AGREEMENT AND
                              DECLARATION OF TRUST



1. Pursuant to Section 9.7 of the Second Amended Agreement and Declaration of Trust of the Gateway Trust and effective on May 1, 1998, the undersigned, being a majority of the Trustees of the Gateway Trust, hereby change the name of the Gateway Index Plus Fund series to Gateway Fund.

2. This document shall have the status of an amendment to said Second Amended Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



Dated:  March 3, 1998

                                          /s/ James M. Anderson
                                          --------------------------------------

                                          /s/ Stefen F. Brueckner
                                          --------------------------------------

                                          /s/ Kenneth A. Drucker
                                          --------------------------------------

                                          /s/ Beverly J. Fertig
                                          --------------------------------------

                                          /s/ R. S. Harrison
                                          --------------------------------------

                                          /s/ William H. Schneebeck
                                          --------------------------------------

                                          /s/ Walter G. Sall
                                          --------------------------------------



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                                   SCHEDULE A


                                THE GATEWAY TRUST
                                 SECOND AMENDED
                       AGREEMENT AND DECLARATION OF TRUST



Gateway Fund
Gateway Small Cap Index Fund
Cincinnati Fund